Exhibit 10.2

THIRD AMENDMENT

THIRD AMENDMENT (this “Third Amendment”), dated as of March 4, 2003, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Lenders from time to time party to the Increasing Rate Note Purchase and Loan Agreement referred to below (the “Lenders”), J.P. MORGAN SECURITIES INC. (f/k/a Chase Securities Inc.) (“JP Morgan”), as Lead Arranger and Book Manager, BEAR STEARNS CORPORATE LENDING INC., as Co-Arranger and Syndication Agent and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent (each a “Syndication Agent”, together the “Syndication Agents”), and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the IRL Agreement referred to below as amended hereby, provided that the terms first defined in the Fourth Amendment dated as of March 4, 2003 to the Credit Agreement (as defined in the IRL Agreement) (the “Credit Agreement Fourth Amendment”) shall have the same meanings when used herein.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents and the Administrative Agent are parties to an Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the “IRL Agreement”);

WHEREAS, the parties hereto wish to amend the IRL Agreement as herein provided; and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto agree as follows:

I.	Agreements

1. The Lenders hereby acknowledge the changes made to Section 5 and 7 of the Credit Agreement (and to the definitions used therein) by the Credit Agreement Fourth Amendment, which changes are binding upon the Lenders pursuant to Section 9.02(d) of the IRL Agreement.

2. The Lenders hereby agree and consent to Section I.1 of the Credit Agreement Fourth Amendment.

II.	Amendments

1. Section 7.05 of the IRL Agreement is amended by changing all the references therein to “Subsidiaries” to read “Non-Excluded Subsidiaries (as defined in the Credit Agreement as in effect on the Fourth Amendment Effective Date)”.

III.	Consents and Waiver

1. The Lenders hereby acknowledge that all of the consents, waivers and authorizations granted by Section III of the Credit Agreement Fourth Amendment constitute changes to or waivers of, the provisions contained in Sections 3, 5, 6 and/or 7 of the Credit Agreement and thus are binding on all Lenders as provided in Section 9.02(d) of the IRL Agreement and the Lenders hereby grant all authorizations set forth in said Section.

IV.	Miscellaneous

1. In order to induce the undersigned Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Third Amendment Effective Date (as defined below) after giving effect to this Third Amendment and (y) all of the representations and warranties contained in the IRL Agreement shall be true and correct in all material respects as of the Third Amendment Effective Date after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (unless such representations expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date).

2. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the IRL Agreement or any other Loan Document.

3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which (i) the Borrower and Lenders constituting the Required Obligees shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113); and (ii) the Credit Agreement Fourth Amendment shall have become effective in accordance with its terms;

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in clause (ii) above have not been satisfied, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the Third Amendment Effective Date shall be deemed to have occurred, regardless of

2

any subsequent determination that one or more of the other conditions had not been met (although the occurrence of the Third Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the other conditions specified above).

6. The Borrower shall pay to each Lender which executed and delivered a counterpart of this Third Amendment on or prior to 5:00 p.m. (New York time) on Tuesday, March 4, 2003 a non-refundable cash fee (the “Amendment Fee”) in an amount equal to .125% of the outstanding principal amount of the Loans of such Lender determined as of the Third Amendment Effective Date.

7. From and after the Third Amendment Effective Date all references in the IRL Agreement and the other Loan Documents to the IRL Agreement shall be deemed to be references to the IRL Agreement as modified hereby. Except as modified hereunder, the terms, provisions and conditions of the IRL Agreement and the other Loan Documents shall continue in full force and effect.

* * * * *

3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

WYNDHAM INTERNATIONAL, INC.,

By	/s/ Rick Smith
Title: Executive Vice President

JPMORGAN CHASE BANK Individually and as Administrative Agent,

By	/s/ John McDonagh
Title: John McDonagh Managing Director

J.P. MORGAN SECURITIES INC. as Lead Arranger and Book Manager

By	/s/ J. Matthew Lyness
Title: J. MATTHEW LYNESS Managing Director

                                   NAME OF LENDER:
                                   Franklin Floating Rate Trust

                                   By: /s/ David Ardini
                                      ---------------------------------
                                      Name: David Ardini
                                      Title:

                                   NAME OF LENDER:
                                   Pacifica Partners Ltd.

                                   By: Imperial Credit Asset Management
                                       as Investment Manager

                                   By: /s/ Dean K. Kawai
                                      ---------------------------------
                                      Name: DEAN K. KAWAI
                                      Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Charles Kobayashi
                                      ---------------------------------
                                      Name: Charles Kobayashi
                                      Title: Principal and Portfolio Manager

                                   INDOSUEZ CAPITAL FUNDING III, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Charles Kobayashi
                                      ---------------------------------
                                      Name: Charles Kobayashi
                                      Title: Principal and Portfolio Manager

                                   INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                   By: Indosuez Capital as Collateral Manager

                                   By: /s/ Charles Kobayashi
                                      ---------------------------------
                                      Name: Charles Kobayashi
                                      Title: Principal and Portfolio Manager

                                   NAME OF LENDER:
                                   KATONAH I, LTD.

                                   By: /s/ Ralph Della Rocca
                                      ---------------------------------
                                      Name: RALPH DELLA ROCCA
                                      Title: Authorized Officer
                                             Katonah Capital, L.L.C.
                                             As Manager

                                   IRL Signature Pages
                                   ARCHIMEDES FUNDING, LLC.

                                   By: INC Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   NEMEAN CLO, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Investment Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   ARCHIMEDES FUNDING III, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   ARCHIMEDES FUNDING II, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   IRL (con't.)

                                   ORYX CLO, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   COPERNICUS CDO EURO-I B.V.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   Master Senior Floating Rate Trust

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Debt Strategies Fund, Inc.

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Merrill Lynch Global Investment Series:
                                   Income Strategies Portfolio
                                   By: Merrill Lynch Investment Managers, L.P.,
                                   As Investment Advisor

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Longhorn CDO (Cayman) LTD
                                   By: Merrill Lynch Investment Managers, L.P.
                                   As Investment Advisor

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Senior High Income Portfolio, Inc.

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   NAME OF LENDER:
                                   Morgan Stanley Prime Income Trust

                                   By: /s/ Peter Gewirtz
                                      ---------------------------------
                                      Name: Peter Gewirtz
                                      Title: Vice President

                                   NAME OF LENDER:
                                   Nomura Bond and Loan Fund

                                   By: /s/ Elizabeth MacLean
                                      ---------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Vice President

                                   By: UFJ Trust Company of New York
                                       as Trustee
                                   By: Nomura Corporate Research and
                                       Asset Management Inc.
                                       Attorney in Fact

                                   NAME OF LENDER:
                                   Clydesdale CBO I Ltd.

                                   By: /s/ Elizabeth MacLean
                                      ---------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Vice President

                                   NOMURA CORPORATE RESEARCH
                                   AND ASSET MANAGEMENT INC.
                                   AS INVESTMENT ADVISER

                                   NAME OF LENDER:
                                   Clydesdale CLO 2001-I Ltd.

                                   By: /s/ Elizabeth MacLean
                                      ---------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Vice President

                                   NOMURA CORPORATE RESEARCH
                                   AND ASSET MANAGEMENT INC.
                                   AS COLLATERAL MANAGER

                                   NAME OF LENDER:
                                   Battery Park CDO, Ltd.

                                   By: /s/ Elizabeth MacLean
                                      ---------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Vice President

                                   NOMURA CORPORATE RESEARCH
                                   AND ASSET MANAGEMENT INC.
                                   AS INVESTMENT ADVISER

                                   NAME OF LENDER:

                                   By: /s/
                                      ---------------------------------
                                      Name:
                                      Title:

                                   OAK HILL SECURITIES FUND, L.P.

                                   By: Oak Hill Securities GenPar, L.P.
                                       its General Partner

                                   By: Oak Hill Securities MGP, Inc.,
                                       its General Partner

                                   By: /s/ Scott D. Krase
                                      ---------------------------------
                                      Name: SCOTT D. KRASE
                                      Title: Authorised Signatory

                                   NAME OF LENDER:

                                   By: /s/
                                      ---------------------------------
                                      Name:
                                      Title:

                                   OAK HILL SECURITIES FUND II, L.P.

                                   By: Oak Hill Securities GenPar II, L.P.
                                       its General Partner

                                   By: Oak Hill Securities MGP II, Inc.,
                                       its General Partner

                                   By: /s/ Scott D. Krase
                                      ---------------------------------
                                      Name: SCOTT D. KRASE
                                      Title: Authorised Signatory

                                   NAME OF LENDER:

                                   By: /s/
                                      ---------------------------------
                                      Name:
                                      Title:

                                   OAK HILL CREDIT PARTNERS I, LIMITED

                                   By: [ILLEGIBLE]
                                       its Investment Manager

                                   By: /s/ Scott D. Krase
                                      ---------------------------------
                                      Name: SCOTT D. KRASE
                                      Title: Authorised Signatory

                                   NAME OF LENDER:
                                   OCTAGON INVESTMENT PARTNERS III, LTD.
                                   By: Octagon Credit Investors, LLC
                                       as Portfolio Manager

                                   By: /s/ Andrew D. Gordon
                                      ---------------------------------
                                      Name: Andrew D. Gordon
                                      Title: Portfolio Manager

                                   NAME OF LENDER:
                                   OCTAGON INVESTMENT PARTNERS IV, LTD.
                                   By: Octagon Credit Investors, LLC
                                       as collateral manager

                                   By: /s/ Andrew D. Gordon
                                      ---------------------------------
                                      Name: Andrew D. Gordon
                                      Title: Portfolio Manager

                                   NAME OF LENDER:
                                   Dryden High Yield CDO 2001-I
                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager

                                   By: /s/ B Ross Smead
                                      ---------------------------------
                                      Name: B Ross Smead
                                      Title: Vice President

                                   NAME OF LENDER:
                                   Dryden Leveraged Loan CDO 2002-II
                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager

                                   By: /s/ B Ross Smead
                                      ---------------------------------
                                      Name: B Ross Smead
                                      Title: Vice President

                                   NAME OF LENDER:
                                   Dryden III Leveraged Loan CDO 2000-I
                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager

                                   By: /s/ B Ross Smead
                                      ---------------------------------
                                      Name: B Ross Smead
                                      Title: Vice President

                                   Sankaty High Yield Asset Partners, L.P.

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Credit Opportunities, L.P.

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   NAME OF LENDER:
                                   Societe Generate

                                   By: /s/ Carina T. Huynh
                                      ---------------------------------
                                      Name: Carina T. Huynh
                                      Title: Vice President

                                   Stanfield Quattro CLO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Stanfield/RMF Transatlantic CDO Ltd.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Windsor Loan Funding, Limited
                                   By: Stanfield Capital Parters LLC
                                       as its Investment Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Caravelle Investment Fund, L.L.C
                                   By: Trimaran Advisors, L.L.C.

                                   By: /s/ David M. Millison
                                      ---------------------------------
                                      Name: David M. Millison
                                      Title: Managing Director

                                   SAWGRASS TRADING LLC

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   UBS AG, STAMFORD BRANCH

                                   By: /s/ Anthony N. Joseph
                                      ------------------------------------
                                      Name: Anthony N. Joseph
                                      Title: Associate Director
                                             Banking Products Services, US

                                   By: /s/ Jennifer L. Poccia
                                      ------------------------------------
                                      Name: Jennifer L. Poccia
                                      Title: Associate Director
                                             Banking Products Services, US

                                   VAN KAMPEN
                                   SENIOR FLOATING RATE FUND
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Christina Jamieson
                                      -------------------------------------
                                      Name: CHRISTINA JAMIESON
                                      Title: VICE PRESIDENT

                                   VAN KAMPEN
                                   PRIME RATE INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Christina Jamieson
                                      -------------------------------------
                                      Name: CHRISTINA JAMIESON
                                      Title: VICE PRESIDENT

                                   VAN KAMPEN
                                   SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Christina Jamieson
                                      -------------------------------------
                                      Name: CHRISTINA JAMIESON
                                      Title: VICE PRESIDENT

                                   EASTMAN HILL FUNDING I, LIMITED
                                   By: TCW Asset Management Company, as its
                                       Collateral Manager

                                   By: /s/ Mark L. Gold
                                      -------------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   TCW Leveraged Income Trust II, L.P.
                                   By: TCW Adviers (Bermuda), Ltd.,
                                       as General Partner

                                   By: /s/ Mark L. Gold
                                      -----------------------------------
                                      Name: Mark L. Gold
                                      Title: Managing Director

                                   By: TCW Investment Management Company,
                                       as Investment Adviser

                                   By: /s/ Jonathan R. Insull
                                      -----------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   TCW LEVERAGED INCOME TRUST IV, L.P.

                                   By: TCW (LINC IV), L.L.C.,
                                       as General Partner

                                   By: TCW ASSET MANAGEMENT COMPANY,
                                       as managing member of the General Partner

                                   By: /s/ Mark L. Gold
                                      ------------------------------------------
                                      Name: Mark L. Gold
                                      Title: Managing Director

                                   By: /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   TCW SELECT LOAN FUND, LIMITED

                                   By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                   By: /s/  Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   SEQUILS IV, LTD.

                                   By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   SEQUILS I, LTD.

                                   By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   TYLER TRADING, INC.

                                   By: /s/ Ned R. Rosario
                                      ---------------------------------
                                      Name: NED R. ROSARIO
                                      Title: PRESIDENT

                                   WINGED FOOT FUNDING TRUST

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: AUTHORIZED AGENT

                                   SRF 2000 LLC

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   NAME OF LEADER:
                                   Sun America Life Insurance Company

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name:
                                      Title:

                                   KZH CYPRESSTREE-1 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH CRESCENT LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH CRESCENT-2 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH CRESCENT-3 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH SOLEIL-2 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   LONG LANE MASTER TRUST IV

                                   By: Fleet National Bank as Trust
                                       Administrator

                                   By: /s/ Kevin Kearns
                                      ---------------------------------
                                      Name: KEVIN KEARNS
                                      Title: MANAGING DIRECTOR

                                   ING SENIOR INCOME FUND
                                   By: ING Investments, LLC
                                       as its Investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   ING PRIME RATE TRUST
                                   By: ING Investments, LLC
                                       as its Investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   NAME OF LENDER:

                                   By: /s/ Amy S. Cioci
                                      ---------------------------------
                                      Name: Amy S. Cioci
                                      Title: Authorised office
                                             Fleet National Bank

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

                                   WYNDHAM INTERNATIONAL, INC.,

                                        By /s/ Rick Smith
                                           ------------------------------
                                           Title: Executive Vice President

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

                                   JPMORGAN CHASE BANK
                                     Individually and as Administrative Agent,

                                     By /s/ John McDonagh
                                        --------------------------------
                                        Title: John McDonagh
                                               Managing Director

                                   JPMORGAN SECURITIES INC.
                                     as Lead Arranger and Book Manager

                                     By /s/ J. Matthew Lyness
                                        ---------------------------------
                                        Title: J. Matthew Lyness
                                               Managing Director

                                   NAME OF LENDER

                                   LANDMARK CDO LIMITED
                                   By: Aladdin Asset Management, LLC

                                   /s/ Neil Nag
                                   Neil Nag
                                   Authorized Signatory

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   ALLSTATE LIFE INSURANCE COMPANY

                                   NAME OF LENDER

                                   By: /s/ Jerry D. Zinkula
                                       -----------------------------
                                       Name:  Jerry D. Zinkula
                                       Title:

                                   By: /s/ Patricia W. Wilson
                                       ----------------------------
                                           Patricia W. Wilson

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   Centurion CDO II, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager

                                   By: /s/ Leanne Stavrakis
                                       --------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:

                                   AMMC CDO II, LIMITED
                                   By: American Money Management Corp.,
                                         as Collateral Manager

                                   By: /s/ David P. Meyer
                                       ------------------------------------
                                       Name:  David P. Meyer
                                       Title: Vice President

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   Centurion CDO III, Ltd.
                                   By: American Express Asset Management
                                     Group, Inc. as Collateral Manager

                                   By: /s/ Leanne Stavrakis
                                       ------------------------------------
                                       Name: Leanne Stavrakis
                                       Title: Director - Operations

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   ARES III CLO Ltd.

                                   By: ARES CLO Management LLC

                                   By: /s/ Jeff Moore
                                       ------------------------------------
                                   Name:   Jeff Moore
                                   Title:  Vice President

                                   Ares IV CLO Ltd.

                                   By: Ares CLO Management IV, L.P.,
                                       Investment Manager

                                   By: Ares CLO GP IV, LLC,
                                       Its Managing Member

                                   By: /s/ Jeff Moore
                                       ------------------------------------
                                   Name:   Jeff Moore
                                   Title:  Vice President

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   VENTURE II CDO 2002, LIMITED

                                   By its investment advisor, Barclays Bank PLC,
                                   New York Branch

                                   By: /s/ Hans L. Christensen
                                       ------------------------------------
                                   Title: Hans L. Christensen
                                          Director

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   VENTURE CDO 2002, LIMITED

                                   By its investment advisor, Barclays
                                   Capital Asset Management Limited,

                                   By its sub-advisor, Barclays Bank PLC,
                                   New York Branch

                                   By: /s/ Hans L. Christensen
                                       ------------------------------------
                                       Name:  Hans L. Christensen
                                       Title: Director

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:

                                   By: ____________________________________
                                       Name:
                                       Title:

                                   Gallatin Funding I Ltd
                                   By: Bear Stearns Asset Management Inc.
                                       as its Collateral Manager

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                       --------------------------------------
                                       Name: [ILLEGIBLE]
                                       Title: Assistant Director

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   BEAR STEARNS
                                   INVESTMENT PRODUCTS INC.

                                   By: /s/ Victor Bulzacchelli
                                       ------------------------------------
                                       Victor Bulzacchelli
                                       Authorized Signatory

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   Canpartners Investments IV LLC

                                   NAME OF LENDER:

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ------------------------------------
                                       Name:  [ILLEGIBLE]
                                       Title: Authorized Signatory

       [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE INCREASING RATE NOTE
                          PURCHASE AND LOAN AGREEMENT]

                                   Carlyle High Yield Partners II, Ltd.

                                   NAME OF LENDER:

                                   By: /s/ Linda Pace
                                       ------------------------------------
                                       Name:  Linda Pace
                                       Title: Principal

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                          PURCHASE AND LOAN AGREEMENT]

                                   SIERRA CLO I, LTD

                                   NAME OF LENDER:

                                   By: /s/ John M. Cespenan
                                       ------------------------------------
                                       Name:  John M. Cespenan
                                       Title: Chief Operating Officer,
                                              Centre Pacific LLP (Manager)

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                          PURCHASE AND LOAN AGREEMENT]

                                   AURUM CLO 2002-1 LTD.

                                   BY: STEIN ROE & FARNHAM
                                   INCORPORATED, AS INVESTMENT

                                   NAME OF LENDER:   MANAGER

                                   By: /s/ James R. Fellows
                                       ------------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                              Manager

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                          PURCHASE AND LOAN AGREEMENT]

                                   LIBERTY FLOATING RATE
                                   ADVANTAGE FUND

                                   BY: STEIN ROW & FARNHAM
                                         INCORPORATED, AS ADVISOR

                                   NAME OF LENDER:

                                   By: /s/ James R. Fellows
                                       ------------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                              Manager

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                          PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER: Credit Lyonnais

                                   By: /S/ [ILLEGIBLE SIGNATURE]
                                       ------------------------------------
                                       Name:  [ILLEGIBLE]
                                       Title: Vice President

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                          PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:
                                     CSAM Funding I

                                   By: /s/ David H. Lener
                                       ------------------------------------
                                       Name:  David H. Lener
                                       Title: Authorized Signatory

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                          PURCHASE AND LOAN AGREEMENT]

                                   TYRON CLO LTD. 2000-I
                                   By: David L. Badson & Company Inc. as
                                       Collateral Manager

                                   NAME OF LENDER:

                                   By: /s/ John W. Stelwagon
                                       ------------------------------------
                                       Name:  John W. Stelwagon
                                       Title: Managing Director

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                          PURCHASE AND LOAN AGREEMENT]

                                   ELC (CAYMAN) LTD. 1999-III
                                   By: David L. Badson & Company Inc. as
                                       Collateral Manager

                                   NAME OF LENDER:

                                   By: /s/ John W. Stelwagon
                                       ------------------------------------
                                       Name:  John W. Stelwagon
                                       Title: Managing Director

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                          PURCHASE AND LOAN AGREEMENT]

                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                   By: David L. Badson & Company Inc. as
                                       Collateral Manager

                                   NAME OF LENDER:

                                   By: /s/ John W. Stelwagon
                                       ------------------------------------
                                       Name:  John W. Stelwagon
                                       Title: Managing Director

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                          PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:
                                     DEUTSCHE BANK TRUST COMPANY AMERICAS

                                   By: /s/ George R. Reynolds
                                       ------------------------------------
                                       Name:  George R. Reynolds
                                       Title: Vice President

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                          PURCHASE AND LOAN AGREEMENT]

                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research as
                                         Investment Advisor

                                   By: /s/ Payson F. Swaffield
                                       ---------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President

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                          PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER: The Bank of Nova Scotia

                                   By: /s/ Mark Sparrow
                                       ------------------------------------
                                       Name:  Mark Sparrow
                                       Title: Director

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                          PURCHASE AND LOAN AGREEMENT]

                                   Ballyrock CDO I Limited

                                   By: /s/ Lisa Rymut
                                       --------------------------------------
                                       Name: Lisa Rymut
                                       Title: Assistant Treasurer

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                          PURCHASE AND LOAN AGREEMENT]

                                   Fidelity Advisor Series II: Fidelity
                                   Advisor Floating Rate High Income Fund

                                   By: /s/ John H. Costello
                                       ----------------------------------
                                       Name:  John H. Costello
                                       Title: Assistant Treasurer

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                          PURCHASE AND LOAN AGREEMENT]

                                   Franklin Floating Rate Master
                                   Series

                                   NAME OF LENDER:

                                   By: /s/ David Ardini
                                       ------------------------------------
                                       Name:  David Ardini
                                       Title:

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                          PURCHASE AND LOAN AGREEMENT]

                                   FRANKLIN FLOATING RATE
                                     DAILY ACCESS FUND

                                   NAME OF LENDER:

                                   By: /s/ David Ardini
                                   -----------------------------------------
                                   Name: David Ardini
                                   Title:

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                          PURCHASE AND LOAN AGREEMENT]

                                   FRANKLIN CLO II, Limited

                                   NAME OF LENDER:

                                   By: /s/ David Ardini
                                   -----------------------------------------
                                   Name: David Ardini
                                   Title:

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                          PURCHASE AND LOAN AGREEMENT]